UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported):     June 29, 2017

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)
2105 City West Boulevard Suite 500 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Under the 2015 Long-Term Incentive Plan (“Plan”) of Omega Protein Corporation (the “Company”) and the compensation plan for the Company’s independent directors approved thereunder by the Company’s Board of Directors, each independent director of the Company is entitled to receive an annual award of restricted Common Stock valued at $60,000, effective as of the date of each Company Annual Meeting of Stockholders. As more fully described in Item 5.07 below, the 2017 Annual Meeting of Stockholders was held on June 29, 2017 and accordingly each independent director (including Dr. Celeste Clark who became a newly elected director on that date) received an award of 3,374 shares of restricted Common Stock on that date. The number of shares granted to each independent director was determined by dividing $60,000 by the Fair Market Value (as defined in the Plan) of the Common Stock on the grant date. Under the Plan, Fair Market Value is defined as the average of the highest and lowest sales price of a share of Common Stock as reported on the NYSE on the date of grant.

The grant date for these shares of restricted Common Stock to the independent directors was June 29, 2017 and these shares were valued at $17.78 per share. The shares of restricted Common Stock granted to the independent directors will vest six months and one day after the date of grant. The grants have been made pursuant to the form of Award of Restricted Stock Agreement attached hereto as Exhibit 10.1. The foregoing description of the Award of Restricted Stock Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Award of Restricted Stock Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of the Company’s Common Stock for a vote at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Stockholders’ Meeting”) which was held on June 29, 2017:

1.	The election of two Class I directors to the Board of Directors;

2.	The ratification of the appointment of Pricewaterhouse Coopers LLP as the independent registered accounting firm for the Company’s fiscal year ending December 31, 2017;

3.	An advisory vote on executive compensation; and

4.	An advisory vote on the frequency of holding an advisory vote on executive compensation.

The results of such votes were as follows:

1.     The following votes were cast in the election of two Class I directors to the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes

Dr. Celeste A. Clark	17,439,875	516,251	60,354	1,593,897

David A. Owen	17,424,454	531,371	60,655	1,593,897

The proposal for the two Class I directors to be elected required approval of a majority of the votes cast. A majority of votes cast means that the number of shares voted FOR a director exceeds the number of shares voted AGAINST the director; abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome of the vote. Abstentions are counted for purposes of establishing a quorum but do not have any effect on election of the nominees. Accordingly, Dr. Clark and Mr. Owen were elected as Class I Directors. The Class I Directors’ terms expire at the 2020 Annual Meeting of Stockholders.

2.     The following votes were cast in the ratification of the appointment of Pricewaterhouse Coopers LLP as the Company’s independent registered accounting firm for the Company’s fiscal year ending December 31, 2017:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
18,858,388	397,895	354,094	0

The proposal for the ratification of the appointment of Pricewaterhouse Coopers LLP as the independent registered accounting firm for the Company’s fiscal year ending December 31, 2017 requires the approval of a majority of the votes cast. Abstentions are counted as present for purposes of establishing a quorum but do not have any effect on the outcome of the vote on this proposal. Accordingly, this proposal was approved.

3.     The following advisory (non-binding) votes were cast to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions in the Company’s Proxy Statement for the 2017 Stockholder’s Meeting:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
15,944,117	2,045,308	27,055	1,593,897

The advisory proposal on executive compensation requires the approval of a majority of the votes cast. Abstentions are counted as present for purposes of establishing a quorum but do not have any effect on the outcome of the vote on this proposal. Accordingly, this proposal was approved.

4.     The following votes were cast in connection with the advisory vote on the frequency of holding an advisory vote on executive compensation:

Number of Votes Voted For One Year	Number of Votes Voted For Two Years	Number of Votes Voted For Three Years	Number of Votes Abstaining	Number of Broker Non-Votes
14,430,809	47,941	3,516,259	21,471	1,593,897

The advisory vote on the frequency of holding an advisory vote on executive compensation requires the approval of the plurality of the votes cast. With plurality voting, the alternative which receives the largest number of shares voted will be selected, irrespective of the number or percentages of votes cast. In accordance with the voting results listed above, the Company has determined that it will conduct an advisory vote on executive compensation every year until the next vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1     Form of Award of Restricted Stock Agreement for independent directors dated June 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Omega Protein Corporation

Dated: June 30, 2017	/s/ John D. Held
John D. Held
Executive Vice President, General Counsel and Secretary